Exhibit 10.1

Bank of America, N.A.,

as Administrative Agent

100 Federal Street, 9th Floor

Boston, Massachusetts  02110

June 14, 2019

At Home Holding III Inc.

At Home Stores LLC

1600 E. Plano Pkwy

Plano, TX 75074

Attention: Jeffrey R. Knudson

Re:  Increase in Aggregate Commitments

Ladies and Gentlemen:

Reference is hereby made to that certain Credit Agreement, dated as of October 5, 2011 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”) by and among At Home Holding III Inc. (formerly known as GRD Holding III Corporation), a Delaware corporation, At Home Stores LLC (as successor in interest to Garden Ridge L.P.), a Delaware limited liability company (collectively, the “Borrowers” and each individually, a “Borrower”), At Home Holding II Inc., a Delaware corporation (“Holdings”), each Guarantor from time to time party thereto, each Lender from time to time party thereto, Bank of America, N.A. (“Bank of America”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer, and the other agents and arrangers from time to time party thereto.  Capitalized terms used but not defined herein shall have the respective meanings set forth in the Credit Agreement.

Pursuant to Section 2.14 of the Credit Agreement, the Borrowers have requested that the Aggregate Commitments be increased by $75,000,000 (the “Commitment Increase”) from and after June 14, 2019 (the “Commitment Increase Effective Date”).

Bank of America, Wells Fargo Bank, National Association, U.S. Bank National Association and BBVA USA (collectively, the “Incremental Commitment Lenders”), each an existing Lender under the Credit Agreement, have agreed to increase their respective Commitments by an incremental amount equal to (a) $32,142,857, in the case of Bank of America, (b) $21,428,571, in the case of Wells Fargo Bank, National Association, (c) $10,714,286, in the case of U.S. Bank National Association and (d) $10,714,286, in the case of BBVA USA.

The Borrowers, each of the Guarantors, the Incremental Commitment Lenders and the Administrative Agent hereby acknowledge and agree that as of the Commitment Increase Effective Date (a) (i) Bank of America shall increase its Commitment by an incremental amount equal to $32,142,857, such that Bank of America’s total Commitment under the Credit Agreement is $132,142,857, (ii) Wells Fargo Bank, National Association shall increase its Commitment by an incremental amount equal to $21,428,571, such that Wells Fargo Bank,

National Association’s total Commitment under the Credit Agreement is $121,428,571, (iii) U.S. Bank National Association shall increase its Commitment by an incremental amount equal to $10,714,286, such that U.S. Bank National Association’s total Commitment under the Credit Agreement is $60,714,286 and (iv) BBVA USA shall increase its Commitment by an incremental amount equal to $10,714,286, such that BBVA USA’s total Commitment under the Credit Agreement is $60,714,286, (b) as of the Commitment Increase Effective Date, Schedule 2.01 (Commitments and Pro Rata Shares) to the Credit Agreement shall be replaced by Schedule 2.01 (Commitments and Pro Rata Shares) attached hereto as Exhibit A, and (c) the Commitment Increase Effective Date shall be deemed to be a Revolving Credit Increase Effective Date referred to in the Credit Agreement.

Pursuant to Section 2.14(d) of the Credit Agreement, by their signature below the Borrowers hereby certify that (i) no Default has occurred and is continuing or would result from the Commitment Increase, (ii) before and after giving effect to the Commitment Increase, the representations and warranties contained in Article 5 of the Credit Agreement and the representations and warranties in the other Loan Documents are (and shall be) true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Commitment Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date and except that for purposes of this subclause (ii), the representations and warranties contained in Section 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 6.01(a) and (b) of the Credit Agreement, respectively, and (iii) after giving effect to the Commitment Increase, the Borrowers are in Pro Forma Compliance with the financial covenant set out in Section 7.11 of the Credit Agreement for the four (4) quarter period to which the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b) of the Credit Agreement relates.

The Administrative Agent shall have received a certificate of each Loan Party dated the date hereof signed by a Responsible Officer of such Loan Party, certifying and attaching the resolutions adopted by such Loan Party authorizing, among other things, the Commitment Increase under the Credit Agreement and the other Loan Documents.

This letter agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This letter agreement shall become effective when (a) it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto and (b) the Borrowers shall have paid all fees required to be paid pursuant to that certain fee letter agreement dated as of June 14, 2019 (the “Commitment Increase Fee Letter”), between the Borrowers and the Administrative Agent. Delivery of an executed counterpart of a signature page of this letter agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this letter agreement.  This letter agreement shall constitute a Loan Document.

This letter agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the law of the state of New York without giving effect to the conflicts of laws principles thereof, but including Section 5-1401 of the New York general obligations law and the provisions of Section 10.16 of the Credit Agreement are herein incorporated by reference.

If the foregoing is in accordance with your understanding, please sign and return this letter agreement to us.

[Remainder of Page Left Intentionally Blank]

Very truly yours,

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Brian Lindblom
Name:	Brian Lindblom
Title:	Senior Vice President

[At Home — Increase to Aggregate Commitments]

ACCEPTED AND AGREED TO

AS OF THE DATE FIRST ABOVE WRITTEN:

BANK OF AMERICA, N.A., as an Incremental Commitment Lender

By:	/s/ Brian Lindblom
Name:	Brian Lindblom
Title:	Senior Vice President

[At Home — Increase to Aggregate Commitments]

ACCEPTED AND AGREED TO

AS OF THE DATE FIRST ABOVE WRITTEN:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Incremental Commitment Lender

By:	/s/Brendan Hogan
Name:	Brendan Hogan
Title:	Assistant Vice President

[At Home — Increase to Aggregate Commitments]

ACCEPTED AND AGREED TO

AS OF THE DATE FIRST ABOVE WRITTEN:

U.S. BANK NATIONAL ASSOCIATION, as an Incremental Commitment Lender

By:	/s/ John R. LePage
Name:	John R. LePage
Title:	Vice President

[At Home — Increase to Aggregate Commitments]

ACCEPTED AND AGREED TO

AS OF THE DATE FIRST ABOVE WRITTEN:

BBVA USA, as an Incremental Commitment Lender

By:	/s/ Jason Nichols
Name:	Jason Nichols
Title:	Senior Vice President

[At Home — Increase to Aggregate Commitments]

ACCEPTED AND AGREED TO
AS OF THE DATE FIRST ABOVE WRITTEN:

BORROWERS:

AT HOME HOLDING III INC.

By:	/s/ Lewis L. Bird III
Name:	Lewis L. Bird III
Title:	Chairman, Chief Executive Officer and President

AT HOME STORES LLC

By:	/s/ Lewis L. Bird III
Name:	Lewis L. Bird III
Title:	Chairman, Chief Executive Officer and President

[At Home — Increase to Aggregate Commitments]

GUARANTORS:

AT HOME COMPANIES LLC
AT HOME HOLDING II INC.
AT HOME PROPERTIES LLC
1600 EAST PLANO PARKWAY LLC
2650 WEST INTERSTATE 20, LLC
11501 BLUEGRASS PARKWAY LLC
12990 WEST CENTER ROAD LLC
1944 SOUTH GREENFIELD ROAD LLC
4700 GREEN ROAD LLC
4304 WEST LOOP 289 LLC
642 SOUTH WALNUT AVENUE LLC
15065 CREOSOTE ROAD LLC
355 N. ACADEMY BOULEVARD (1031), LLC
1660 W. MIDWAY BOULEVARD (1031), LLC
3003 WEST VINE, LLC
7613 NORTH EAST LOOP 1604, LLC
334 CHICAGO DRIVE, LLC
4949 GREENWOOD DRIVE, LLC
2251 SOUTHWYCK BLVD, LLC
1605 BUFORD HWY, LLC
1267 CENTRAL PARK DR, LLC
4801 183A TOLL ROAD, LLC
19000 LIMESTONE COMMERCIAL DR, LLC
5501 GROVE BLVD, LLC
1600 W. KELLY AVENUE, LLC
1919 WELLS RD, LLC
7697 WINCHESTER RD, LLC
1000 TURTLE CREEK DRIVE LLC
2201 PORTER CREEK DR LLC
2000 E. SANTA FE LLC
301 S TOWN EAST MALL DR LLC
621 SW 19TH STREET LLC
4200 AMBASSADOR CAFFERY PKWY LLC
4405 PHEASANT RIDGE DR LLC
6360 RIDGEWOOD COURT DR LLC
AT HOME RMS INC.
AT HOME PROCUREMENT INC.
AT HOME GIFT CARD LLC

By:	/s/ Lewis L. Bird III
Name:	Lewis L. Bird III
Title:	Chairman, Chief Executive Officer and President

[At Home — Increase to Aggregate Commitments]

1376 E. 70TH STREET LLC
25 PLACE BLVD LLC
2780 WIMA RUDOLPH BOULEVARD LLC
E. WILLIAMS FIELD RD LLC
3000 KIRBY DRIVE LLC
3551 S 27TH STREET LLC
4833 WATERVIEW MEADOW DR LLC
10800 ASSEMBLY PARK DR LLC
1050 W. ELLIOTT RD LLC
15255 N NORTHSIGHT BLVD LLC
1811 MONOCACY BLVD LLC
2016 GRAND CYPRESS DR LLC
2301 EARL RUDDER FRWY S LLC
24340 NORTHWEST FREEWAY LLC
2520 MACARTHUR RD LLC
300 TANGER OUTLET BLVD LLC
3002 FIREWHEEL PARKWAY LLC
3015 W 86TH ST LLC
361 NEWNAN CROSSING BYPASS LLC
4825 MARBURG AVENUE LLC
535 PLEASANT GROVE RD LLC
5540 STATE HIGHWAY 121 LLC
602 US HWY 287 LLC
7050 WATTS RD LLC
8651 AIRPORT FREEWAY LLC
9570 FIELDS ERTEL ROAD LLC

By:	/s/ Lewis L. Bird III
Name:	Lewis L. Bird III
Title:	Chairman, Chief Executive Officer and President

[At Home — Increase to Aggregate Commitments]

EXHIBIT A

Updated Schedule 2.01 to the Credit Agreement

Schedule 2.01 to

the Credit Agreement

COMMITMENTS AND PRO RATA SHARES

Lender Name	Commitment	Pro Rata Share of Commitments
Bank of America, N.A.	$132,142,857	31.092436941%
Wells Fargo Bank, National Association	$121,428,571	28.571428471%
U.S. Bank National Association	$60,714,286	14.285714353%
Regions Bank	$50,000,000	11.764705882%
BBVA USA	$60,714,286	14.285714353%
Total	$425,000,000	100.000000000%